                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit (the "Exhibit"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Treasurer's Series Trust and AIM Variable Insurance Funds (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibit to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the following: (i) Amended and Restated Memorandum of Agreement dated May 5, 2005, between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Variable Insurance Funds and AIM; (ii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Counselor Series Trust, AIM Special Opportunities Fund and AIM; and (iii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Funds Group, AIM International Mutual Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and AIM. AIM shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the attached Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree that until at least the date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, AIM will waive its advisory fees at the rate set forth on the attached Exhibit.

     The Boards of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and AIM agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM SPECIAL OPPORTUNITIES FUNDS
                                        AIM STOCK FUNDS
                                        AIM SUMMIT FUND
                                        AIM TREASURER'S SERIES TRUST
                                        AIM VARIABLE INSURANCE FUNDS
                                        on behalf of the Funds listed in the
                                        Exhibits to this Memorandum of Agreement


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                        Title: President


                                        A I M ADVISORS, INC.


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                        Title: President

                           EXHIBIT TO ADVISORY FEE MOA

                                                                               EFFECTIVE   EXPIRATION
 AIM COUNSELOR SERIES TRUST                 WAIVER DESCRIPTION                   DATE         DATE
 --------------------------    --------------------------------------------   ----------   ----------
AIM Advantage Health           AIM will waive advisory fees to the extent       7/1/2005    6/30/2007
Sciences Fund                  necessary so that advisory fees AIM receives
                               do not exceed an annual base management fee
                               of 1.25% of the Fund's average daily net
                               assets, subject to a maximum performance
                               adjustment upward or downward of 0.75%
                               annually.  As a result, AIM may receive a
                               management net fee that ranges from 0.50% to
                               2.00% of average daily net assets, based on
                               the Fund's performance.

AIM Multi-Sector Fund          AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

                                                                               EFFECTIVE   EXPIRATION
      AIM EQUITY FUNDS                      WAIVER DESCRIPTION                   DATE         DATE
      ----------------         --------------------------------------------   ----------   ----------
AIM Capital Development Fund   AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

AIM Charter Fund               AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.75% of the first $150M
                               0.615% of the next $4.85B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM Constellation Fund         AIM will waive advisory fees to the extent      3/27/2005   12/31/2009
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.695% of the first $250M
                               0.615% of the next $4B
                               0.595% of the next $750M
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

                                                                               EFFECTIVE   EXPIRATION
AIM EQUITY FUNDS - CONTINUED                WAIVER DESCRIPTION                   DATE         DATE
----------------------------   --------------------------------------------   ----------   ----------
AIM Large Cap Growth Fund      AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM Select Basic Value Fund    AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

                                                                               EFFECTIVE   EXPIRATION
       AIM FUNDS GROUP                      WAIVER DESCRIPTION                   DATE         DATE
       ---------------         --------------------------------------------   ----------   ----------
AIM Basic Balanced Fund        AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.62% of the first $250M
                               0.605% of the next $250M
                               0.59% of the next $500M
                               0.575% of the next $1.5B
                               0.56% of the next $2.5B
                               0.545% of the next $2.5B
                               0.53% of the next $2.5B
                               0.515% of the excess over $10B

AIM European Small Company     AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
Fund                           necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.935% of the first $250M
                               0.91% of the next $250M
                               0.885% of the next $500M
                               0.86% of the next $1.5B
                               0.835% of the next $2.5B
                               0.81% of the next $2.5B
                               0.785% of the next $2.5B
                               0.76% of the excess over $10B

AIM Global Value Fund          AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.80% of the first $250M
                               0.78% of the next $250M
                               0.76% of the next $500M
                               0.74% of the next $1.5B
                               0.72% of the next $2.5B
                               0.70% of the next $2.5B
                               0.68% of the next $2.5B
                               0.66% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

                                                                               EFFECTIVE   EXPIRATION
 AIM FUNDS GROUP - CONTINUED                WAIVER DESCRIPTION                   DATE         DATE
 ---------------------------   --------------------------------------------   ----------   ----------
AIM International Small        AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
Company Fund                   necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.935% of the first $250M
                               0.91% of the next $250M
                               0.885% of the next $500M
                               0.86% of the next $1.5B
                               0.835% of the next $2.5B
                               0.81% of the next $2.5B
                               0.785% of the next $2.5B
                               0.76% of the excess over $10B

AIM Mid Cap Basic Value Fund   AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

AIM Select Equity Fund         AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM Small Cap Equity Fund      AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

                                                                               EFFECTIVE   EXPIRATION
      AIM GROWTH SERIES                     WAIVER DESCRIPTION                   DATE         DATE
      -----------------        --------------------------------------------    ---------   ----------
AIM Basic Value Fund           AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM Global Equity Fund         AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.80% of the first $250M
                               0.78% of the next $250M
                               0.76% of the next $500M
                               0.74% of the next $1.5B
                               0.72% of the next $2.5B
                               0.70% of the next $2.5B
                               0.68% of the next $2.5B
                               0.66% of the excess over $10B

  AIM INTERNATIONAL MUTUAL                                                     EFFECTIVE   EXPIRATION
            FUNDS                           WAIVER DESCRIPTION                   DATE         DATE
  ------------------------     --------------------------------------------    ---------   ----------
AIM Asia Pacific Growth Fund   AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.935% of the first $250M
                               0.91% of the next $250M
                               0.885% of the next $500M
                               0.86% of the next $1.5B
                               0.835% of the next $2.5B
                               0.81% of the next $2.5B
                               0.785% of the next $2.5B
                               0.76% of the excess over $10B

AIM European Growth Fund       AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.935% of the first $250M
                               0.91% of the next $250M
                               0.885% of the next $500M
                               0.86% of the next $1.5B
                               0.835% of the next $2.5B
                               0.81% of the next $2.5B
                               0.785% of the next $2.5B
                               0.76% of the excess over $10B

AIM Global Aggressive Growth   AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
Fund                           necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.80% of the first $250M
                               0.78% of the next $250M
                               0.76% of the next $500M
                               0.74% of the next $1.5B
                               0.72% of the next $2.5B
                               0.70% of the next $2.5B
                               0.68% of the next $2.5B
                               0.66% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

  AIM INTERNATIONAL MUTUAL                                                     EFFECTIVE   EXPIRATION
      FUNDS - CONTINUED                     WAIVER DESCRIPTION                   DATE         DATE
  ------------------------     --------------------------------------------    ---------   ----------
AIM Global Growth Fund         AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.80% of the first $250M
                               0.78% of the next $250M
                               0.76% of the next $500M
                               0.74% of the next $1.5B
                               0.72% of the next $2.5B
                               0.70% of the next $2.5B
                               0.68% of the next $2.5B
                               0.66% of the excess over $10B

AIM International Growth       AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
Fund                           necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.935% of the first $250M
                               0.91% of the next $250M
                               0.885% of the next $500M
                               0.86% of the next $1.5B
                               0.835% of the next $2.5B
                               0.81% of the next $2.5B
                               0.785% of the next $2.5B
                               0.76% of the excess over $10B

                                                                               EFFECTIVE   EXPIRATION
    AIM INVESTMENT FUNDS                    WAIVER DESCRIPTION                   DATE         DATE
    --------------------       --------------------------------------------    ---------   ----------
AIM Developing Markets Fund    AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.935% of the first $250M
                               0.91% of the next $250M
                               0.885% of the next $500M
                               0.86% of the next $1.5B
                               0.835% of the next $2.5B
                               0.81% of the next $2.5B
                               0.785% of the next $2.5B
                               0.76% of the excess over $10B

AIM Global Health Care Fund    AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

   AIM INVESTMENT FUNDS -                                                      EFFECTIVE   EXPIRATION
          CONTINUED                         WAIVER DESCRIPTION                   DATE         DATE
   ----------------------      --------------------------------------------    ---------   ----------
AIM Trimark Endeavor Fund      AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

AIM Trimark Fund               AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.80% of the first $250M
                               0.78% of the next $250M
                               0.76% of the next $500M
                               0.74% of the next $1.5B
                               0.72% of the next $2.5B
                               0.70% of the next $2.5B
                               0.68% of the next $2.5B
                               0.66% of the excess over $10B

AIM Trimark Small Companies    AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
Fund                           necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

  AIM INVESTMENT SECURITIES                                                    EFFECTIVE   EXPIRATION
            FUNDS                           WAIVER DESCRIPTION                   DATE         DATE
  -------------------------    --------------------------------------------    ---------   ----------
AIM Real Estate Fund           AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

                                                                               EFFECTIVE   EXPIRATION
      AIM SECTOR FUNDS                      WAIVER DESCRIPTION                   DATE         DATE
      ----------------         --------------------------------------------   ----------   ----------
AIM Energy Fund                AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

AIM Financial Services Fund    AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

AIM Gold & Precious Metals     AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
Fund                           necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

AIM Leisure Fund               AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

AIM Technology Fund            AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

                                                                               EFFECTIVE   EXPIRATION
AIM SECTOR FUNDS - CONTINUED                WAIVER DESCRIPTION                   DATE         DATE
----------------------------   --------------------------------------------   ----------   ----------
AIM Utilities Fund             AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

  AIM SPECIAL OPPORTUNITIES                                                    EFFECTIVE   EXPIRATION
            FUNDS                           WAIVER DESCRIPTION                   DATE         DATE
  -------------------------    --------------------------------------------   ----------   ----------
AIM Opportunities II Fund      AIM will waive advisory fees to the extent       7/1/2006    6/30/2007
                               necessary so that advisory fees AIM receives
                               do not exceed an annual base management fee
                               of 1.00% of the Fund's average daily net
                               assets, subject to a maximum performance
                               adjustment upward or downward of 0.50%
                               annually.  As a result, AIM may receive a
                               management net fee that ranges from 0.50% to
                               1.50% of average daily net assets, based on
                               the Fund's performance.

AIM Opportunities III Fund     AIM will waive advisory fees to the extent       7/1/2006    6/30/2007
                               necessary so that advisory fees AIM receives
                               do not exceed an annual base management fee
                               of 1.00% of the Fund's average daily net
                               assets, subject to a maximum performance
                               adjustment upward or downward of 0.50%
                               annually.  As a result, AIM may receive a
                               management net fee that ranges from 0.50% to
                               1.50% of average daily net assets, based on
                               the Fund's performance.

                                                                               EFFECTIVE   EXPIRATION
       AIM STOCK FUNDS                      WAIVER DESCRIPTION                   DATE         DATE
       ---------------         --------------------------------------------   ----------   ----------
AIM S&P 500 Index Fund         AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.25% of the first $250M
                               0.24% of the next $250M
                               0.23% of the next $500M
                               0.22% of the next $1.5B
                               0.21% of the next $2.5B
                               0.20% of the next $2.5B
                               0.19% of the next $2.5B
                               0.18% of the excess over $10B

                                                                               EFFECTIVE   EXPIRATION
       AIM SUMMIT FUND                      WAIVER DESCRIPTION                   DATE         DATE
       ---------------         --------------------------------------------   ----------   ----------
AIM Summit Fund                AIM will waive advisory fees to the extent       1/1/2005    6/30/2007
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

                                                                               EFFECTIVE   EXPIRATION
AIM TREASURER'S SERIES TRUST                WAIVER DESCRIPTION                   DATE         DATE
----------------------------   --------------------------------------------   ----------   ----------
Premier Portfolio              AIM will waive advisory fees in the amount of   2/25/2005    6/30/2007
                               0.08% of the Funds average daily net assets

Premier U.S. Government        AIM will waive advisory fees in the amount of   2/25/2005    6/30/2007
Money Portfolio                0.08% of the Funds average daily net assets

                                                                               EFFECTIVE   EXPIRATION
AIM VARIABLE INSURANCE FUNDS                WAIVER DESCRIPTION                   DATE         DATE
----------------------------   --------------------------------------------   ----------   ----------
AIM V. I. Basic Balanced       AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
Fund                           necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.62% of the first $150M
                               0.50% of the next $4.85B
                               0.475% of the next $5B
                               0.45% of the excess over $10B

AIM V. I. Basic Value Fund     AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM V. I. Capital              AIM will waive advisory fees to the extent     05/01/2006*  12/31/2009 *
Appreciation Fund              necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below. *

                               0.695% of the first $250M
                               0.625% of the next $750M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM V. I. Capital              AIM will waive advisory fees to the extent       1/1/2005    4/30/2008
Development Fund               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

* The waiver schedule, effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund.

                           EXHIBIT TO ADVISORY FEE MOA

AIM VARIABLE INSURANCE FUNDS                                                   EFFECTIVE   EXPIRATION
         - CONTINUED                        WAIVER DESCRIPTION                   DATE         DATE
----------------------------   --------------------------------------------   ----------   ----------
AIM V. I. Core Equity Fund     AIM will waive advisory fees to the extent       1/1/2005   12/31/2009 *
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM V. I. Demographic Trends   AIM will waive advisory fees to the extent       1/1/2005   12/31/2009
Fund                           necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM V. I. Dynamics Fund        AIM will waive advisory fees to the extent       1/1/2005    4/30/2008
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

AIM V. I. Financial Services   AIM will waive advisory fees to the extent       1/1/2005    4/30/2008
Fund                           necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

AIM V. I. Global Healthcare    AIM will waive advisory fees to the extent       1/1/2005    4/30/2008
Fund                           necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

* The expiration date shown is the expiration date that will become effective upon the closing of the acquisition of AIM V.I. Core Stock Fund.

                           EXHIBIT TO ADVISORY FEE MOA

AIM VARIABLE INSURANCE FUNDS                                                   EFFECTIVE   EXPIRATION
         - CONTINUED                        WAIVER DESCRIPTION                   DATE         DATE
----------------------------   --------------------------------------------   ----------   ----------
AIM V. I. Global Real Estate   AIM will waive advisory fees to the extent       1/1/2005    4/30/2008
Fund                           necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

AIM V. I. Large Cap Growth     AIM will waive advisory fees to the extent     06/12/2006*  12/31/2009*
Fund                           necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM V. I. Leisure Fund         AIM will waive advisory fees to the extent       1/1/2005    4/30/2008
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

AIM V. I. Small Cap Equity     AIM will waive advisory fees to the extent       1/1/2005    4/30/2008
Fund                           necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

AIM V. I. Small Cap Growth     AIM will waive advisory fees to the extent       1/1/2005    4/30/2008
Fund                           necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

* The effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Blue Chip Fund.

                           EXHIBIT TO ADVISORY FEE MOA

AIM VARIABLE INSURANCE FUNDS                                                   EFFECTIVE   EXPIRATION
         - CONTINUED                        WAIVER DESCRIPTION                   DATE         DATE
----------------------------   --------------------------------------------   ----------   ----------
AIM V. I. Technology Fund      AIM will waive advisory fees to the extent       1/1/2005    4/30/2008
                               necessary so that advisory fees AIM receives
                               does not exceed the annualized rates listed
                               below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B